                                                                       Ex.  10.5



                         CHART HOUSE ENTERPRISES, INC.



                              SEVERANCE PAY PLAN
                         AND SUMMARY PLAN DESCRIPTION



                            EFFECTIVE JUNE 10, 1999

                         CHART HOUSE ENTERPRISES, INC.

                              SEVERANCE PAY PLAN
                         AND SUMMARY PLAN DESCRIPTION

                               TABLE OF CONTENTS
                               -----------------

                                                                                              Page
                                                                                              ----
ESTABLISHMENT OF THE PLAN.....................................................................  1

PURPOSE OF THE PLAN...........................................................................  1

ELIGIBLE EMPLOYEES............................................................................  1

CONDITIONS OF INELIGIBILITY...................................................................  1

BASE SEVERANCE PAY............................................................................  2

SUPPLEMENTAL SEVERANCE PAY....................................................................  3

PAYMENT OF SEVERANCE PAY......................................................................  4

WAIVER AND RELEASE AGREEMENT..................................................................  5

PLAN ADMINISTRATION...........................................................................  5

PROCEDCURE FOR MAKING AND APPEALING CLAIMS FOR PLAN BENEFITS..................................  5

AMENDMENT/TERMINATION AND VESTING.............................................................  6

NO ASSIGNMENT.................................................................................  6

CONFIDENTIAL INFORMATION......................................................................  7

NO SOLICITATION OF EMPLOYEES..................................................................  7

NO DISPARGEMENT...............................................................................  7

RECOVERY OF PAYMENTS MADE BY MISTAKE..........................................................  7

REPRESENTATIONS CONTRARY TO THE PLAN..........................................................  7

NO EMPLOYMENT RIGHTS..........................................................................  8

PLAN FUNDING..................................................................................  8

APPLICABLE LAW................................................................................  8

SEVERABILITY................................................................................. 8

PLAN YEAR.................................................................................... 8

MANDATED PAYMENTS............................................................................ 8

ERISA INFORMATION............................................................................ 8

GENERAL INFORMATION.......................................................................... 9

MISCELLANEOUS PROVISIONS..................................................................... 10

EXHIBIT A (BENEFICIARY DESIGNATION FORM)

EXHIBIT B (WAIVER AND RELEASE AGREEMENT)

                               SEVERANCE PAY PLAN


ESTABLISHMENT OF THE PLAN

Chart House Enterprises, Inc. ("Company") hereby adopts the Severance Pay Plan ("Plan"), effective June 10, 1999, for the benefit of eligible employees of the Company.

The Plan is an unfunded welfare benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and a severance pay plan within the meaning of United States Department of Labor Regulations
Section 2510.3-2(b). The Plan supercedes any prior Company severance plan, program or policy (formal or informal) covering any employee of the Company who is eligible to participate in this Plan ("Eligible Employee"). This documents serves as both the Plan document and the Summary Plan Description for the Plan for all purposes under ERISA.

PURPOSE

The purpose of the Plan is to provide an Eligible Employee with severance pay for a specified period of time in the event the Eligible Employee's employment with the Company is terminated due to a reduction in workforce, lack of work, rearrangement of work, change in Company management, or inability to satisfactorily perform the responsibilities of his or her position, as determined in the sole discretion of the Plan Committee (defined hereinafter).

ELIGIBLE EMPLOYEES

The Plan covers all regular full-time employees with one year or more of service
with the Company.   A year of service is defined as twelve (12) months of
continuous employment with the Company. Periods of employment of less than twelve months are not counted toward years of service under this Plan and no partial or pro rata credit will be given unless otherwise granted by the Plan Committee in its sole discretion. The amount of base severance compensation payable to an Eligible Employee is set forth below under "Base Severance Pay."

CONDITIONS OF INELIGIBILITY

An employee is not eligible for severance pay under the Plan if any of the following conditions exist:

     . The employee's employment with the Company terminates through retirement, resignation or job abandonment.

     . Death of the employee or discharge for cause. For purposes of this Plan, "cause" means, as determined by the Plan Committee, because of an employee's violation of Company policies or gross negligence, willful misconduct, fraud or conviction of a felony.

     . The employee is eligible to receive disability benefits from the Company or any plan maintained by the Company.

     . The employee leaves employment with the Company prior to the date authorized by the Company.

     . The employee is on an authorized leave of absence; provided that an Eligible Employee who returns from an authorized leave of absence seeks reemployment with the Company which can not otherwise be provided by the Company.

     . The employee is terminated for poor job performance, as determined by the Plan Committee.

     . With respect to a reduction of workforce or elimination of a position, the employee is involuntarily terminated after the employee refuses to accept another position within the Company or, in the case of a change in control of the Company, with the surviving or successor entity, offering comparable compensation and requiring similar skills, knowledge, and/or qualifications.

     . The employee's employment is terminated under the terms of a group reorganization/restructuring benefit plan or program sponsored by the Company.

     . The employee is covered by a preexisting written letter of employment, employment agreement, severance agreement, or other written document specifying severance compensation is to be paid upon termination of employment with the Company.

     . The employee ceases to be an Eligible Employee as defined under the terms of the Plan.

     .    The Plan is terminated.


BASE SEVERANCE PAY

Except as otherwise stated herein, Eligible Employees may receive base severance pay based upon criteria including employment status and position as summarized in the table below. For purposes of the Plan, one week of base severance pay is equal to the average weekly wages or salary paid to the Eligible Employee by the Company during the preceding four (4) week period (excluding all bonus and other non-wage or salary compensation, including, but not limited to, tips income attributed to restaurant employees). Base severance pay shall be payable in accordance with the Company's ordinary payroll practices.

     POSITION CATEGORY                       BASE SEVERANCE PAY
     -----------------                       ------------------

     President/Chief Executive Officer       Determined by the Company's Board
                                             of Directors

     Chief Financial Officer                 4 weeks

     Vice President                          3 weeks

     Director of Operations                  2 weeks
     or Director

     Restaurant General Manager              1 week

     Department Manager                      1 week
     and equivalent positions

     Restaurant Operations Manager           1 week
     (other than General Manager)

     Full-time Exempt (salaried)             1 week
     (1,000 hours per year minimum)

     Full-time Nonexempt (hourly)            1 week
     (25 hours per week minimum)

     Part-time Hourly Employees              None

All Eligible Employees receiving base severance pay should execute and return a Designation of Beneficiary Form ("Beneficiary Form") (attached hereto as Exhibit
A) to the Plan Committee.

SUPPLEMENTAL SEVERANCE PAY

In addition to base severance pay, each Eligible Employee is eligible to receive supplemental severance pay in the amounts set forth below in exchange for providing the Company with a valid executed Waiver and Release Agreement ("Waiver and Release") (attached hereto as Exhibit B).

For purposes of the Plan, one week of supplemental severance pay is equal to the average weekly wages or salary paid to the Eligible Employee by the Company during the preceding four (4) week period (excluding all bonus and other non-wage or salary compensation), including, but not limited to, tips income attributed to restaurant employees. Supplemental severance amounts shall be payable in accordance with the Company's ordinary payroll practices after the expiration of base severance pay payments.

       POSITION CATEGORY                     SUPPLEMENTAL SEVERANCE PAY
       -----------------                     --------------------------

       President/Chief Executive Officer     Determined by the Company's Board
                                             Of Directors.

       Chief Financial Officer               4 weeks per year of service to a
                                             maximum of 36 weeks or 40% of
                                             salary (whichever is greater).

       Vice President                        3 weeks per year of service to a
                                             maximum of 26 weeks or 30% of
                                             salary (whichever is greater).

       Director of Operations                2 weeks per year of service to a
       or Director                           maximum of 13 weeks or 20% of
                                             salary (whichever is greater).

       Restaurant General Manager            1 week per year of service to a
                                             maximum of 10 weeks.

       Department Manager                    1 week per year of service to a
       and equivalent positions              maximum of 8 weeks.

       Restaurant Operations Manager         1 week per year of service to a
       (other than General Manager)          maximum of 8 weeks.

       Full-time Exempt (salaried)           1 week per year of service to a
       (1,000 hours per year minimum)        maximum of 6 weeks.

       Full-time Nonexempt (hourly)          1 week per year of service to a
       (30 hours per week minimum)           maximum of 4 weeks.

       Part-time Hourly Employees            None.


The Plan Committee acting in its sole discretion may, in writing, enhance the amount of supplemental severance pay that an Eligible Employee is eligible to receive over the amount of the supplemental severance pay set forth above.

The consideration for the voluntary Waiver and Release shall be the supplemental severance pay that the Eligible Employee would otherwise not be eligible to receive.

PAYMENT OF SEVERANCE PAY

Base severance pay and any supplemental severance pay will be paid in accordance with the Company's regular payroll practices following the Eligible Employee's date of termination of employment. However, any supplemental severance pay that becomes payable will be paid only after the seven (7) day revocation period for a signed Waiver and Release has passed in accordance with the terms of the Plan. All legally required taxes and any sums owing to the Company shall be deducted from the Plan severance pay payments. In the event an Eligible Employee who is receiving payment of severance pay under the Plan is reemployed by the Company, the payment of severance pay under the Plan shall cease as of the date his or her reemployment begins. If an Eligible Employee dies before receiving full payment of his or her severance pay, the balance of the base severance pay and any supplemental severance pay, shall be paid in accordance with the terms of the executed Beneficiary Form or, in the case where no such Beneficiary Form has been submitted, to his or her estate.

WAIVER AND RELEASE AGREEMENT

In order to receive the supplemental severance pay available under the Plan, an Eligible Employee must submit a signed Waiver and Release to the Plan Committee (or the Plan Committee's designee) on or within forty-five (45) days of its receipt by the Eligible Employee. The form of the required Waiver and Release for Eligible Employees is attached hereto as Exhibit B. An Eligible Employee may revoke his or her signed Waiver and Release within seven (7) days of the date the employee signs the Waiver and Release.

Any such revocation must be made in writing and must be received by the Plan Committee within the seven (7) day period. An Eligible Employee who timely revokes the Waiver and Release shall not be eligible to receive any supplemental severance pay under the Plan. An Eligible Employee who timely submits a signed Waiver and Release and who does not exercise his or her right of revocation shall be eligible to receive supplemental severance pay under the Plan.

In the event an Eligible Employee breaches the provisions of the Waiver and Release, the payment of any supplemental severance pay shall cease, and the Company shall exercise, and the Eligible Employee shall be bound by, the remedies provided in the Waiver and Release.

Eligible Employees shall be advised to contact their personal attorney to review the Waiver and Release, if they so desire.

PLAN ADMINISTRATION

The Vice President - Human Resources, Vice President - Corporate Counsel, and Chief Financial Officer shall comprise the Company's Plan Committee ("Plan Committee"), which shall serve as the "named fiduciary" within the meaning of such terms as defined under ERISA. The Plan Committee shall have the discretionary authority to determine coverage and eligibility for Plan benefits and to construe the terms of the Plan, including the making of factual determinations. The decisions of the Plan Committee shall be final and conclusive with respect to all questions concerning the administration of the Plan.

The Plan Committee may delegate to other persons the responsibility of performing certain duties of the Plan Committee under the terms of the Plan and may seek such expert advice as the Plan Committee deems reasonable or necessary with respect to the Plan. The Plan Committee shall be entitled to rely upon the information and advice furnished by such delegatees and experts, unless actually knowing such information and advice to be inaccurate or unlawful.

In the event of a group termination, as determined in the sole discretion of the Plan Committee, the Plan Committee shall furnish affected eligible employees with such additional information as may be required by law.

PROCEDURES FOR MAKING AND APPEALING CLAIMS FOR PLAN BENEFITS

It is not necessary that an Eligible Employee apply for benefits under the Plan. However, if an Eligible Employee wishes to file a claim for benefits, such claim must be in writing and filed with the Plan Committee within six (6) months of his/her termination date. Within ninety (90) days after receiving a claim, the Plan Committee will either accept or deny the claim completely or partially, and notify the claimant of the acceptance or denial of the claim.

If the claim is completely or partially denied, the Plan Committee will furnish a written notice to the claimant containing the following information:

     .    The specific reasons for the denial;

     . The specific references to the Plan provisions on which any denial is based;

     . A description of any additional material or information that must be provided by the claimant to support the claim; and

     .    An explanation of the Plan's appeal procedures.

A claimant may appeal the denial of a claim and have the Plan Committee reconsider the decision. The claimant or the claimant's authorized representative has the right to:

     . Request an appeal in writing to the Plan Committee not later than sixty (60) days after receipt of the notice from the Plan Committee denying the claim;

     .    Review the Plan documents; and

     . Submit issues and comments regarding the claim in writing to the Plan Committee.

The Plan Committee will make a decision with respect to the appeal within sixty
(60) days after receiving the written request for appeal. The claimant will be advised of the Plan Committee's decision on the appeal in writing. The notice will set forth the specific reasons for the decision and make specific reference to Plan provisions which the decision on the appeal is based.

In no event shall a claimant or any other person be entitled to challenge a decision of the Plan Committee in court or in any other administrative proceeding unless and until the claim and appeal procedures described above have been complied with and exhausted.

PLAN AMENDMENT/TERMINATION AND VESTING

Eligible Employees do not have any vested right to base severance pay or supplemental severance pay under the Plan, and the Company reserves the right in its sole discretion to amend or terminate the Plan at any time, retroactively or otherwise, as determined by the Plan Committee.

NO ASSIGNMENT

Base severance pay and supplemental severance pay under the Plan shall not be subject to anticipation, alienation, pledge, sale, transfer, assignment, garnishment, attachment, execution, encumbrance, levy, lien or charge, and any attempt to do so shall be void, except to the extent required by law.

CONFIDENTIAL INFORMATION

Eligible Employees may have access to trade secrets and other confidential and proprietary information ("Confidential Information") with regard to the business
of the Company.   Recognizing that the disclosure or improper use of such
Confidential Information will cause serious and irreparable injury to the Company, Eligible Employees with such access acknowledge that (a) they will not at any time, directly or indirectly, disclose Confidential Information to any third party or otherwise use such Confidential Information for their own benefit or the benefit of others, and (b) payment of any supplemental severance pay under the Plan shall cease if an Eligible Employee discloses or improperly uses such Confidential Information.

NO SOLICITATION OF EMPLOYEES

An Eligible Employee shall not at any time during his or her employment with the Company or thereafter during the severance pay period, directly or indirectly, in his or her individual capacity or otherwise, induce, cause, persuade or attempt to do any of the foregoing to cause any representative, agent or employee of the Company to terminate such person's employment relationship with the Company, or to violate the terms of any agreement between such representative, agent or employee and the Company. Any Eligible Employee engaging in the foregoing, as determined by the Plan Administrator, in its sole discretion, shall forfeit his or her right to any supplemental severance payments under the Plan.

NO DISPARAGEMENT

An Eligible Employee shall not at any time during his or her employment with the Company or thereafter during the severance pay period, directly or indirectly, defame or speak negatively about the Company, its affiliates, customers or related entities, or its products and services, nor shall the employee disparage, subvert, disclose or discuss any detail or aspect of the professional careers or personal lives of any of the Company directors, officers or employees for any reason whatsoever, except as may be required by law. Any Eligible Employee engaging in the foregoing, as determined by the Plan Committee, in its sole discretion, shall forfeit his or her right to any supplemental severance payments under the Plan.

RECOVERY OF PAYMENTS MADE BY MISTAKE

An Eligible Employee shall be required to return to the Company any basic severance or supplemental severance payments, or portion thereof, made by a mistake of fact or law.

REPRESENTATIONS CONTRARY TO THE PLAN

No employee, officer, director or agent of the Company has the authority to alter, vary or modify the terms of the Plan except by means of an authorized written amendment to the Plan. No verbal or written representations contrary to the terms of the Plan and its written amendments shall be binding upon the Plan, the Plan Committee, the Company, or, in the case of a change in control, any surviving or successor employer.

NO EMPLOYMENT RIGHTS

The Plan shall not confer employment rights upon any person. No person shall be entitled, by virtue of the Plan, to remain in the employ of the Company and nothing in the Plan shall restrict the right of the Company to alter or terminate the employment of any Eligible Employee or other person at any time.

PLAN FUNDING

No Eligible Employee shall acquire by reason of the Plan any right in or title to any assets, funds or property of the Company or any other employer. Any severance pay that becomes payable under the Plan is an unfunded obligation of the Company and shall be paid from the general assets of the Company. No employee, officer, director or agent of the Company or any other employer guarantees in any manner the payment of Plan base severance pay or supplemental severance pay.

APPLICABLE LAW

The Plan shall be governed and construed in accordance with the laws of the state in which the Eligible Employee was employed by the Company, except where preempted by federal law.

SEVERABILITY

If any provision of the Plan is found, held or deemed by the Plan Committee or a court of competent jurisdiction to be void, unlawful or unenforceable under any applicable statute or other controlling law, the remainder of the Plan shall continue in full force and effect.

PLAN YEAR

The Plan Year of the Plan shall be the calendar year.

MANDATED PAYMENTS

The base severance pay and supplemental severance pay available under the Plan are the maximum made available by the Company in the event of involuntary termination of employment. To the extent that a federal, state or local law mandates the Company to make a payment to an Eligible Employee because of involuntary termination of employment or in accordance with a plant closing law, any severance pay under the Plan shall be reduced by the amount of such mandated payment.

ERISA INFORMATION

As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). ERISA provides that all Plan participants will be entitled to:

     . Examine, without charge, at the Plan Committee's office and at other locations, such as work sites and union halls, all Plan documents, including insurance contracts, collective bargaining agreements and copies of all documents filed by the Plan with U.S. Department of Labor, such as detailed annual reports and Plan descriptions; and

     . Obtain copies of all Plan documents and other Plan information upon written request to the Plan Committee. The Plan Committee may make a reasonable charge for the copies.

     .    Receive a summary of the Plan's annual report.

In addition to creating rights for Plan participants, ERISA imposes duties upon persons who are responsible for the operation of the employee benefit plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

No one, including your employer or your union, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA. Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Committee to provide the materials and pay you up to $110 a day until you receive the materials. This does not apply if the materials were not sent because of reasons beyond the control of the Plan Committee.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees; for example, if it finds your claim is frivolous.

If you have any questions about the Plan, you should contact the Plan Committee. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefit Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.


GENERAL INFORMATION

Name of Plan:             Chart House Enterprises, Inc. Severance Pay Plan

Plan Number:              505

Plan Sponsor:             Chart House Enterprises, Inc.
                          640 North LaSalle Street
                          Suite 295
                          Chicago, Illinois 60610
                          (312) 266-1100

Plan Sponsor's Employer
Identification Number:    33-0147725

Plan Administrator:       Severance Pay Plan Committee
                          Chart House Enterprises, Inc.
                          640 North LaSalle Street
                          Suite 295
                          Chicago, Illinois 60610
                          (312) 266-1100

Plan Year:                Calendar Year


MISCELLANEOUS PROVISIONS

All Company property (i.e., keys, credit cards, documents and records, identification cards, office equipment, portable computers, car/mobile telephones, parking cards, etc.) must be returned by an Eligible Employee as of his or her date of termination of employment with the Company in order for the Eligible Employee to begin receiving base severance pay or supplemental severance pay under the Plan.

All pay and benefits (other than supplemental severance pay) payable to an Eligible Employee as of his or her date of termination of employment with the Company under any established plan, policy or procedure of the Company shall be paid in accordance with the terms of such plan, policy or procedure. In addition, any benefit continuation or conversion rights that an Eligible Employee has as of his or her date of termination of employment with the Company shall be made available to the Eligible Employee.


                              CHART HOUSE ENTERPRISES, INC.


                              By______________________________________
                                 Thomas J. Walters
                                 President and Chief Executive Officer

                         CHART HOUSE ENTERPRISES, INC.

                                                            EXHIBIT A
                                                            ---------
                              SEVERANCE PAY PLAN
                        DESIGNATION OF BENEFICIARY FORM


EMPLOYEE INFORMATION:
--------------------

Name:  (Last) __________________________  (First) __________________ (MI) ______

Social Security Number:  ____ - __ - ___

I hereby designate the following beneficiary(ies) to receive benefits which may be payable from the Plan because of my death, canceling any previous designation(s) I may have made. Benefits are payable to the Secondary Beneficiary only if the Primary Beneficiary dies before him or her.

PRIMARY BENEFICIARY:
-------------------

Primary Beneficiary Name                       Social Security Number     Relationship
_______________________________________        _____ - ____ - _____       ___________

_______________________________________
Address (Street, City, State, Zip Code)

________________________________________________________________________________

SECONDARY BENEFICIARY:
---------------------

Primary Beneficiary Name                       Social Security Number     Relationship
_______________________________________        _____ - ____ - _____       ___________

_______________________________________
Address (Street, City, State, Zip Code)

________________________________________________________________________________

If the person(s) designated above is not living at the time of my death, or if I do not designate a beneficiary, I understand that any Plan benefit will be paid as provided in the Plan. If I am married at the time of my death and my spouse at the time of my death has not signed the spousal consent below, my beneficiary will be my spouse.

Employee's Signature:  ___________________________        Date:_________________


SPOUSAL CONSENT AND NOTARIZATION:
--------------------------------

COMPLETE THIS SECTION ONLY IF YOU ARE MARRIED AND YOUR SPOUSE IS NOT YOUR SOLE DESIGNATED PRIMARY BENEFICIARY AS INDICATED ABOVE.

I am the husband/wife of the employee named above, I hereby consent to the designation made by my spouse to have any benefits payable under the Plan because of his or her death paid to the person(s) named as Primary Beneficiary and/or Secondary Beneficiary in the current designation. I hereby acknowledge that I understand that: (1) the effect of such designation is to cause all or part of such Plan benefits to be paid to a beneficiary other than me; (2) the designation is not valid unless I consent to it; and (3) my consent to this designation is irrevocable unless my spouse revokes the designation.

Name of Employee's Spouse: _____________________________     Date:______________
                                   Please Print

Spouse's Signature: ____________________________________     Date:______________
                    (Your signature must be notarized)



SIGNED AND SWORN TO BEFORE ME THIS _______ DAY OF ______________________, 1999.


_______________________________________
          Notary Public

                         CHART HOUSE ENTERPRISES, INC.
                                                                   EXHIBIT B
                                                                   ---------
                              SEVERANCE PAY PLAN

                         WAIVER AND RELEASE AGREEMENT

(1) In consideration for the supplemental severance pay to be provided to me under the terms of the Chart House Enterprises, Inc. Severance Pay Plan ("Plan"), I, on behalf of myself and my heirs, executors, administrators, attorneys and assigns, hereby waive, release and forever discharge Chart House Enterprises, Inc. ("Company") and its parents, subsidiaries, divisions and affiliates, whether direct or indirect, its and their joint ventures and joint venturers (including its and their respective directors, officers, associates, employees, shareholders, partners and agents, past, present and future) and each of its and their respective successors and assigns (collectively referred to as "Releasees"), from any and all known or unknown actions, causes of action, claims or liabilities of any kind that have or could be asserted against the Releasees arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees and/or any other occurrence up to and including the date of this Waiver and Release Agreement, including but not limited to:

     (a) claims, actions, causes of action or liabilities arising under Title VII of the Civil Rights Act, as amended, the Age Discrimination in Employment Act, as amended ("ADEA"), the Employee Retirement Income Security Act, as amended, the Rehabilitation Act, as amended, the Americans with Disabilities Act, as amended, the Family and Medical Leave Act, as amended, and/or any other federal, state, municipal or local employment discrimination statutes (including, but not limited to, claims based upon age, sex, attainment of benefit plan rights, race religion, national origin, marital status, sexual orientation, ancestry, harassment, parental status, handicap, disability, retaliation and veteran status); and/or

     (b) claims, actions, causes of action or liabilities arising under any other federal, state municipal or local statute, law, ordinance or regulation; and/or

     (c) any other claim whatsoever including, but not limited to, claims for severance pay (other than claims for supplemental severance pay under the Plan), claims based upon breach of contract, wrongful termination, defamation, intentional infliction of emotional distress, tort, personal injury, invasion of privacy, violation of public policy, negligence and/or any other common law, statutory or other claim whatsoever arising out of or relating to my employment with and/or separation from employment with the Company and/or any of the other Releasees, but excluding the filing of an administrative charge, any claims I may make under state workers' compensation or unemployment laws, and/or any claims by law I cannot waive.

(2) I also agree never to sue any of the Releasees or become a party to in a lawsuit on the basis of any claim or any type whatsoever arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees, other than a lawsuit to challenge this Waiver and Release Agreement under the ADEA.

(3) I further acknowledge and agree that if I breach the provisions of paragraph (2) above, then (a) the Company shall be entitled to apply for and receive an injunction to restrain any violation of paragraph (2) above,
     (b) the Company shall not be obligated to continue payment of the supplemental severance pay, if any, to me, (c) I shall be obligated to pay to the Company its costs and expenses in enforcing this Waiver and Release Agreement and defending against such lawsuit (including court costs, expenses and reasonable legal fees), and (d) as an alternative to (c), at the Company's option, I shall be obligated upon demand to repay to the Company all but $500.00 of any supplemental severance pay, if any, paid or made available to me. I further agree that the foregoing covenants in this paragraph (3) shall not affect the validity of this Waiver and Release Agreement and shall not be deemed to be a penalty or forfeiture.

(4) I further waive my right to any monetary recovery should any federal, state or local administrative agency pursue any claims on my behalf arising out of or related to my employment with and/or separation from employment with the Company and/or any of the other Releasees.

(5) I further waive, release and discharge the Releasees from any reinstatement rights which I have or could have, and I acknowledge that I have not suffered any on-the-job injury for which I have not already filed a claim.

(6) I further agree that if I breach the Confidential Information, No Solicitation of Employees or No Disparagement provisions of the Plan, then
     (a) the Company shall be entitled to apply for and receive an injunction to restrain such breach, (b) the Company shall not be obligated to continue payment of any supplemental severance pay, and (c) I shall be obligated to pay to the Company its costs and expenses in enforcing the Confidential Information provisions of the Plan (including court costs, expenses and reasonable legal fees).

(7) I acknowledge I have been given forty-five (45) days to consider this Waiver and Release Agreement thoroughly and I was encouraged by the Plan Committee to consult with my personal attorney, if desired, before signing below.

(8)  I understand I may revoke this Waiver and Release Agreement within seven
     (7) days after its signing and that any revocation must be made in writing and submitted within this seven-day period to the Plan Committee. I further understand that if I revoke this Waiver and Release Agreement, I shall not receive any supplemental severance pay under the Plan.

(9) I also understand that the supplemental severance pay, if any, which I will receive under the Plan in exchange for signing, and not later revoking, this Waiver and Release Agreement are in addition to anything of value to which I am already entitled.

(10) I FURTHER UNDERSTAND THAT THIS WAIVER AND RELEASE AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

(11) I acknowledge and agree that if any provision of this Waiver and Release Agreement is found, held or deemed by a court of competent jurisdiction to be void, unlawful or unenforceable under any applicable statute or controlling law, the remainder of this Waiver and Release Agreement shall continue in full force and effect.

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

(12) This Waiver and Release Agreement is deemed made and entered into in the state in which I was employed by the Company and in all respects shall be interpreted, enforced and governed under the laws of that state, except to the extent superseded by federal law. Any dispute under this Waiver and Release Agreement shall be adjudicated by a court of competent jurisdiction in the state in which I was employed by the Company.

(13) I further acknowledge and agree that I have carefully read and fully understand all of the provisions of this Waiver and Release Agreement and that I voluntarily enter into this Waiver and Release Agreement by signing below.

(14) If applicable, I also knowingly waive the provision of the California Civil Code Section 1542, which reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOW BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.


                         Signed:  ____________________________


                         Dated:  _____________________________


                         PLEASE RETURN THE SIGNED AND DATED WAIVER AND RELEASE AGREEMENT TO THE HUMAN RESOURCES MANAGER AT YOUR LOCATION.

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